BayFirst Financial Corp. (NASDAQ:BAFN) 2026 – Second Quarter Results (Unaudited)

In addition to the historical information contained herein, this presentation includes "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. These statements are subject to many risks and uncertainties, including, but not limited to, the effects of health crises, global military hostilities, weather events, or climate change, including their effects on the economic environment, our customers and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with them; the ability of the Company to implement its strategy and expand its banking operations; changes in interest rates and other general economic, business and political conditions, including changes in the financial markets and credit quality; changes in business plans as circumstances warrant; risks related to mergers and acquisitions; changes in benchmark interest rates used to price loans and deposits, changes in tax laws, regulations and guidance; enforcement actions initiated by our regulators and their impact on our operations; and other risks detailed from time to time in filings made by the Company with the SEC, including, but not limited to those “Risk Factors” described in our most recent Form 10-K and Form 10-Q. Readers should note that the forward-looking statements included herein are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking statements. Cautionary Statement Concerning Forward-Looking Information Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

3 ABOUT BAYFIRST FINANCIAL CORP. TAMPA BAY’S PREMIER COMMUNITY BANKING FRANCHISE IN THE TAMPA BAY- SARASOTA REGION(1) HOW WE RANK 3 ASSET SIZE BILLION TOTAL ASSETS (2)$1.13 ASSET GROWTH ASSET GROWTH SINCE DEC 31, 2020(2)24% (1) Deposit ranking of banks with assets less than $10B headquartered in the Tampa Bay-Sarasota region as of March 31, 2025 from Uniform Bank Performance Reports (2) Financial data as of June 30, 2026 COST OF FUNDS BASIS POINT DECREASE IN COST OF FUNDS FOR THE QUARTER DEPOSITS $21 MILLION IN NONINTEREST-BEARING DEPOSIT GROWTH OVER THE QUARTER(2) COMMUNITY BANKING PLAN TO OPEN NEW BANKING CENTER IN SOUTH TAMPA LATER IN 2026 20

4 ABOUT BAYFIRST FINANCIAL CORP. CURRENT BANKING CENTER LOCATION CONVENIENT AND ATTRACTIVE BANKING CENTER FRANCHISE IN TAMPA BAY-SARASOTA REGION New banking center to open in South Tampa later in 2026

5 ATTRACTIVE LOAN COMPOSITION Composition of Loans Held for Investment as of June 30, 2026 21.8% 18.8% 21.6% 14.4% 9.8% 4.3% 0.9% 8.4% C&I Residential HELOC Owner-occupied nonfarm/nonresidential Other nonfarm/nonresidential C&D Multifamily residential and farmland Consumer & Other Loan Highlights • Loan portfolio is well-diversified across major loan types with a low concentration of non owner-occupied commercial real estate loans • Total loan production of $5 million during the quarter • Total loans decreased $238 million over the last twelve months primarily due to the exit of the SBA 7(a) lending business and the sale of $97 million of loan balances • There were a total of $181.6 million of SBA 7(a) loans as of 3/31/2026. Of which $141.7 million are unguaranteed

6 SOLID DEPOSIT COMPOSITION Deposit Portfolio Balance Composition as of June 30, 2026 • Total Deposits decreased $97 million for the quarter and $175 million over the last twelve months primarily in high-rate promotional deposits • Approximately 80% of deposits were insured as of June 30, 2026 • Short-term brokered deposits were $164 million as of June 30, 2026 • Grew number of checking accounts by 6% YTD Noninterest Bearing Transaction, 11.8% Interest Bearing Transaction, 13.7% Savings & Money Market, 42.8% Time Deposits, 31.7% Deposit Highlights

7 INVESTMENT SECURITIES AFS Investment Securities Portfolio as of June 30, 2026 (fair market value, in thousands) Investment Securities Portfolio Details • Minimal exposure to market value losses due to modest investment securities portfolio (2% of total assets) • Other Comprehensive Loss of $2.1 million reduced Tangible Book Value by $0.51 as of June 30, 2026 ◦ We intend and have the ability to hold the available for sale investment securities to maturity; no plan to sell ◦ No impact to regulatory capital ratios • $2.5 million of HTM investment securities, net of ACL of $7 thousand Asset-backed securities, $2,622 MBS: U.S. Government- sponsored enterprises, $4,615 CMO: U.S. Government- sponsored enterprises, $16,673 Corporate bonds, $3,868

8 QUARTERLY EARNINGS For the Three Months Ended ($000s) 6/30/2026 3/31/2026 Increase/ (Decrease) 6/30/2025 Increase/ (Decrease) As restated As restated Interest income $ 16,365 $ 17,430 $ (1,065) $ 22,284 $ (5,919) Interest expense 6,943 7,990 (1,047) 10,157 (3,214) Net interest income 9,422 9,440 (18) 12,127 (2,705) Provision for credit losses 28,977 3,404 25,573 7,607 21,370 Noninterest income (6,809) 884 (7,693) 10,531 (17,340) Noninterest expense 17,676 14,886 2,790 17,528 148 Income tax benefit (11,375) (2,036) (9,339) (623) (10,752) Net loss (32,665) (5,930) (26,735) (1,854) (30,811) Preferred dividends 386 385 1 386 — Net loss attributable to common shareholders $ (33,051) $ (6,315) $ (26,736) $ (2,240) $ (30,811)

9 Six Months Ended June 30, ($000s) 2026 2025 Increase/ (Decrease) As restated Interest income $ 33,795 $ 42,580 $ (8,785) Interest expense 14,933 19,843 (4,910) Net interest income 18,862 22,737 (3,875) Provision for credit losses 32,381 12,167 20,214 Noninterest income (5,925) 19,019 (24,944) Noninterest expense 32,562 33,341 (779) Income tax expense (13,411) (960) (12,451) Net loss (38,595) (2,792) (35,803) Preferred dividends 771 771 — Net loss attributable to)common shareholders $ (39,366) $ (3,563) $ (35,803) YEAR TO DATE EARNINGS

10 KEY METRICS As of and For the Three Months Ended As of and For the Six Months Ended 6/30/2026 3/31/2026 6/30/2025 6/30/2026 6/30/2025 As restated As restated As restated Return on average assets(1) (11.02) % (1.95) % (0.56) % (6.44) % (0.43) % Return on average common equity(1) (195.50) % (39.19) % (10.02) % (132.07) % (7.86) % Tangible book value per common share $ 4.82 $ 14.22 $ 20.95 $ 4.82 $ 20.95 Diluted loss per common share $ (8.05) $ (1.54) $ (0.54) $ (9.58) $ (0.86) Total Capital (to risk-weighted assets)(2) 12.77% 9.00% 10.77% 12.77% 10.77 % Common Equity Tier 1 Capital (to risk- weighted assets)(2) 11.47% 7.74% 9.51% 11.47% 9.51 % Tier 1 Capital (to total assets)(2) 8.30% 5.89% 7.73% 8.30% 7.73 % Nonperforming loans (excl gov’t gtd balance)/total loans held for investment(3) 1.72% 1.82% 1.38% 1.72% 1.38 % ACL/Total loans held for investment at amortized cost 5.37% 2.36% 1.65% 5.37% 1.65% (1) Annualized (2) Capital Ratios are at the Bank (3) Excludes loans measured at fair value

11 QTD INTEREST MARGIN 4.01% 3.64% 3.60% 3.44% 3.48% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 0.0% 2.0% 4.0% 6.0% Net Interest Margin (1) Loan Yield (1) 7.63% 7.25% 7.27% 6.87% 6.53% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 0.0% 2.5% 5.0% 7.5% 10.0% Cost of Funds Net Interest Margin (1)($ in millions) 3.75% 3.71% 3.48% 3.21% 3.01% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 0.0% 1.0% 2.0% 3.0% 4.0% $12.1 $11.3 $11.2 $9.4 $9.4 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 $0.0 $5.0 $10.0 $15.0 (1) Q2 2025, Q3 2025, Q4 2025, Q1 2026 have been restated

12 $92 $74 $71 $65 $20 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 $20 $40 $60 $80 $100 $120 BALANCE SHEET COMPOSITION Total Assets(1) ($M) Total Loans HFI(1) ($M) Total Deposits ($M) Tangible Common Equity(1) ($M) $1,344 $1,346 $1,300 $1,196 $1,135 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,120 $993 $958 $924 $883 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 $0 $200 $400 $600 $800 $1,000 $1,200 $1,164 $1,171 $1,184 $1,086 $989 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 (1) Q2 2025, Q3 2025, Q4 2025, Q1 2026 have been restated

13 TANGIBLE BOOK VALUE PER COMMON SHARE(1) $22.30 $16.50 $15.76 $14.22 $4.82 Tangible Book Value Per Common Share Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 $0 $5 $10 $15 $20 $25 (1) Q2 2025, Q3 2025, Q4 2025, Q1 2026 have been restated

COMMUNITY BANKING PERFORMANCE

Q2 2026 Highlights

Q2 2026 Loan Production Summary:

- Loan production during the quarter was $5.1 million[1]
- Total Loans decreased by a net $41.4 million during the quarter

Q2 2026 Deposit Summary:

- Deposit balances decreased $97.0 million during the quarter
- Deposit portfolio increased by 5.8% in number of accounts (to 21,398 accounts totaling $0.99 billion) YTD

Treasury Management:

- Continued growth in treasury management fee income

Banking Center & Deposits

($ in 000s)			Total Deposits		
#	Branch	Year Opened	6/30/2026	6/30/2025	6/30/2024
1	St. Petersburg[2]	2017	$ 349,156	$ 399,221	$ 281,713
2	Seminole	1999	149,848	166,180	144,597
3	Pinellas Park	2005	103,246	100,066	93,725
4	Downtown Sarasota[3]	2018	80,756	142,721	164,424
5	Countryside	2018	48,588	59,276	61,113
6	West Tampa	2020	52,980	101,846	104,359
7	Belleair Bluffs	2021	49,364	49,052	43,841
8	West Bradenton	2022	53,436	56,849	56,714
9	Carrollwood	2023	37,063	37,180	46,114
10	Bee Ridge	2023	30,986	29,212	27,596
11	North Sarasota	2023	3,828	2,340	679
12	South Tamiami Trail	2024	29,623	19,853	17,513
Total Branches (11)			$ 988,874	$ 1,163,796	$ 1,042,388

[1] Excludes government guaranteed loan production
[2] St. Petersburg branch deposits include other deposits generated by Government Guaranteed Banking, Cash Management, Corporate Treasury, and Virtual
[3] Downtown Sarasota banking center closed in May 2026

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15 $675.1 $698.0 $700.7 $661.8 $637.3 $355.9 $378.2 $380.9 $372.3 $362.5 $200.8 $202.9 $200.0 $179.8 $179.0 $31.1 $28.5 $32.3 $29.8 $23.9 $87.2 $88.5 $87.4 $80.0 $72.0 Real estate - residential (1) Real estate - commercial Commercial and industrial Consumer and other 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 $200 $300 $400 $500 $600 $700 Community Banking Loan Balances Community Banking Loan Balances ($M) (1) Includes residential first mortgages, home equity lines of credit, and home equity closed loans

16 $44 $58 $98 $65 2023 2024 2025 YTD 2026 $— $20 $40 $60 $80 $100 $120 • With our treasury management platform operational, we are servicing small and medium sized businesses as well as large businesses through our two online platforms • The Bank expanded its treasury management staff to four with the addition of two new experienced associates in 2025 • The Bank has created products and services specifically for Associations TREASURY MANAGEMENT SERVICES Treasury Management Services Treasury Management Fee Income ($000s)

17 ASSET QUALITY 2.74% 1.34% 2.08% 2.14% 2.08% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 0.0% 1.0% 2.0% 3.0% Net charge-offs/Total average loans HFI at amortized cost(1) ACL/Total loans held for investment at amortized cost(1) 1.65% 2.63% 2.43% 2.36% 5.37% 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 0.0% 2.0% 4.0% 6.0% ACL to nonperforming loans(2)(3) Past due and Nonaccrual loans to Total loans HFI at amortized cost(1)(2)(3) 120.12% 154.75% 135.18% 129.98% 312.32% 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 0.0% 100.0% 200.0% 300.0% 400.0% 2.51% 2.30% 3.07% 3.48% 3.62% 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 0.0% 2.0% 4.0% (2) Excludes government guaranteed balances (3) Excludes loans measured at fair value (1) Q2 2025, Q3 2025, Q4 2025, Q1 2026 have been restated

18 APPENDIX

19 DEPOSITS IN TAMPA BAY-SARASOTA REGION Total Deposits (Total Assets <$10BN and HQ in Tampa Bay-Sarasota Region) Note: Deposit data as of March 31, 2026 Source: Uniform Bank Performance Reports Average Deposits Branches Deposits per Branch Rank Institution ($ millions) (No.) ($ millions) 1 Bank of Tampa $2,760 13 $212 2 Climate First 1,522 3 507 3 BayFirst National Bank 1,086 12 90 4 Flagship Bank 661 6 110 5 Waterfall Bank 343 1 343 6 Central Bank 319 4 80 7 Gulfside Bank 314 2 157 8 TCM Bank NA 295 1 295 9 Century Bank of Florida 90 1 90

20 LIQUIDITY SOURCES • Available Liquidity ◦ $139 million in cash and due from other banks ◦ $28 million in AFS investment securities • Off Balance Sheet Sources of Liquidity ◦ $184 million of unused, available borrowing capacity at the FHLB based on pledged loans ◦ $34 million available at the Federal Reserve Bank based on pledged loans • Contingent Sources ◦ Up to $63 million in brokered deposits (1) ◦ Up to $340 million in listing service deposits (1) (1) Based on Bank’s policy limits Data as of June 30, 2026

21 EXPERIENCED LEADERSHIP TEAM • Joined BayFirst as CFO in Q2 2018; Prior to joining BayFirst, Controller of Central Bank & Trust Co., a $2.5 billion privately held financial institution in Lexington, Kentucky, from May 2014 to June 2018 • Approximately 16 years with Crowe LLP as an auditor in the financial institution practice; served over 80 financial institution clients with assets ranging from $50 million to $4.5 billion throughout career, including several SEC registrants and FDICIA reporting institutions • B.S. in Accounting from the University of Kentucky • Joined BayFirst in Q2 2026. • Previous experience includes CEO of Manufacturers Bank of Florida, President and Senior Lender at Colonial Bank, Executive Lending Officer at USAmeriBank, and EVP and Chief Lending Officer of Valley National Bank • B.A. in Economics from Vanderbilt University Robin Oliver Alfred T, (“Al”) Rogers President, Chief Executive Officer & Director of BayFirst and the Bank Chief Operating Officer and Director of BayFirst and the Bank Scott McKim EVP, Chief Financial Officer of BayFirst and the Bank • Joined BayFirst in July 2023 • Previous experience includes Chief Strategy Officer of 121 Financial Credit Union, Chief Financial Officer and Chief Lending Officer of Publix Employees Federal Credit Union, and Director of Corporate Finance and Divisional CFO for Huntington Bancshares • B.S. in Accounting from Bowling Green State University and M.B.A from Max M. Fisher College of Business, The Ohio State University • Joined BayFirst in 2026. He previously served as Market President and Director of Commercial Real Estate Banking for Valley Bank's Florida West Region following Valley's acquisition of USAmeriBank in 2018. A lifelong Tampa resident with more than 22 years of banking experience. • B.S. in Finance and Marketing from Florida State University and both an MBA and M.S. from the University of South Florida Muma College of Business. Trey Korhn EVP, Chief Banking Officer

EXPERIENCED LEADERSHIP TEAM



Brandi Jaber

EVP, Chief Administrative Officer

- Joined BayFirst in Q4 2017; Prior to joining BayFirst, over fifteen years of Mortgage Banking administration experience as well as Human Resources experience supporting mid-size financial institutions
- B.B.S from The University of Florida and M.B.A from The University of Tampa



Adam Curtis

EVP, Chief Lending Officer

- Prior to joining BayFirst in 2022, Mr. Curtis served as EVP, Chief Lending Officer at Freedom Bank. He has also held senior leadership positions with Seacoast Bank
- Mr. Curtis received his degree from Florida State University and completed executive banking programs at the LSU Graduate School of Banking and University of Florida's Florida School of Banking



Susan Khayat

EVP, Chief Credit Officer

- Prior to joining BayFirst in 2025, Ms. Khayat served as Chief Credit Officer at Fieldpoint Private Bank and assisted Price Waterhouse Coopers with compliance risk reviews while contracted with MBO Partners in Atlanta and has served as Chief Risk Officer and Chief Credit Officer at other community banks and worked many years as a bank regulator with the US Department of the Treasury
- Ms. Khayat received her BBA in Finance from Mercer University



Nick Smith

EVP, Chief Human Resources Officer

- Prior to joining the BayFirst HR team in January 2021, Nick served in leadership roles in the finance, aerospace, and pulp and paper industries.
- BA from Murray State University and his MBA from University of Southern Indiana

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